UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________________________
FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 15, 2016
____________________________________________________________________

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On December 15, 2016, Boyd Gaming Corporation (the “Company”), certain of its subsidiaries and the trustee to the Notes (as defined below) entered into a (i) second supplemental indenture to the indenture governing the Company’s 6.875% Senior Notes due 2023 (the “2023 Notes”) and (ii) first supplemental indenture to the indenture governing the Company’s 6.375% Senior Notes due 2026 (the “2026 Notes”, and, together with the 2023 Notes, the “Notes”). The supplemental indentures were entered into to add the following subsidiaries as guarantors to the Notes: Boyd Acquisition I, LLC, Boyd Acquisition II, LLC, Peninsula Gaming, LLC, Belle of Orleans, L.L.C., Diamond Jo, LLC, Diamond Jo Worth, LLC, Kansas Star Casino, LLC, and The Old Evangeline Downs, L.L.C.

The foregoing description of the supplemental indentures is qualified in its entirety by reference to the terms of such supplemental indentures, which are attached hereto as Exhibit 4.1, with respect to the supplemental indenture to the 2023 Notes, and 4.2, with respect to the supplemental indenture to the 2026 Notes, and incorporated herein by reference.

The indenture and the first supplemental indenture governing the 2023 Notes, which describe the terms of such notes, were included as Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2015, and the indenture governing the 2026 Notes, which describes the terms of such notes, was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 29, 2016.

Item 8.01.    Other Events.

The Company is also filing this Current Report on Form 8-K to update, as presented in Exhibit 99.1 hereto, the audited consolidated financial statements and certain other items included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 to reflect the impact of the following events:

•
On August 1, 2016, the Company completed the sale of its 50% equity interest in Marina District Development Holding Co., LLC (“MDDHC”), the parent company of Borgata Hotel Casino & Spa (“Borgata”), to MGM Resorts International (“MGM”), pursuant to the Purchase Agreement entered into on May 31, 2016, as amended on July 19, 2016, by and among the Company, Boyd Atlantic City, Inc., a wholly-owned subsidiary of the Company (“Seller”), and MGM. Accordingly, presentation of the Company’s equity investment in Borgata and results of Borgata prior to its deconsolidation on September 30, 2014, are now being presented as discontinued operations for all periods presented.

•
On September 2, 2016, the Peninsula Gaming, LLC, (“Peninsula”) debt was refinanced, eliminating the financing structure that restricted the Company’s ability to transfer cash from Peninsula to Boyd Gaming Corporation. As a result of the elimination of this restriction, the Company has concluded that the properties previously comprising the Peninsula segment have been aggregated into the Midwest and South reportable segment, and the Company has adjusted the presentation for all periods presented.

•
On September 2, 2016, the Company notified the trustees of the 2023 Notes and the 2026 Notes of the designation of the following additional subsidiaries as “Restricted Subsidiaries”: Boyd Acquisition I, LLC, Boyd Acquisition II, LLC, Peninsula Gaming, LLC, Belle of Orleans, L.L.C., Diamond Jo, LLC, Diamond Jo Worth, LLC, Kansas Star Casino, LLC, and The Old Evangeline Downs, L.L.C. The Company has reclassified the information for these entities from “Non-Guarantor Subsidiaries (100% Owned)” to “Guarantor Subsidiaries” for purposes of the condensed consolidating financial information in Note 17 to the Company’s financial statements.

In order to reflect the above, the Company has recast the following portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as reflected in exhibit 99.1 hereto:

•	Part II. Item 6, “Selected Financial Data”;

•	Part II. Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	Part II. Item 7A, “Quantitative and Qualitative Disclosures About Market Risk”;

•	Part II. Item 8, “Financial Statements and Supplementary Data” for the year ended December 31, 2015; and

•
Part IV. Item 15, “Exhibits, Financial Statement Schedules,” except that the exhibit index included in sub-Item (a)(3) is not impacted by this Current Report on Form 8-K other than (i) to replace Exhibit 12, “Ratio of Earnings to Fixed Charges,” with the updated exhibit of the same name included in Exhibit 99.1 hereto, and (ii) to remove Exhibit 99.2.

The updated historical financial statements, and other conforming changes to the Company’s Annual Report on Form 10-K, described above and as filed hereto as Exhibit 99.1 to this Current Report on Form 8-K, have been updated solely to include the retrospective adjustments and new footnote disclosure. All other information provided in the Form 10-K, unless otherwise provided in Exhibit 99.1 hereto, remains unchanged, and this Current Report on Form 8-K does not modify or update the remaining disclosures in the Form 10-K in any other way. You should read this Current Report on Form 8-K in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2015, as well as our other filings with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1
Second Supplemental Indenture dated December 15, 2016 governing the Company’s 6.875% senior notes due 2023, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2
First Supplemental Indenture dated December 15, 2016 governing the Company’s 6.375% senior notes due 2026, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

23.1	Consent of Deloitte & Touche LLP

99.1
Part II. Item 6, "Selected Financial Data", Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations", Item 7A, "Quantitative and Qualitative Disclosures About Market Risk" and Item 8 "Financial Statements and Supplementary Data" for the year ended December 31, 2015, and Part IV. Item 15, “Exhibits, Financial Statement Schedules,” except the exhibit index included in sub-Item (a)(3) of Item 15 other than as noted.

101
The following materials from Boyd Gaming Corporation's Annual Report on Form 10-K for the year ended December 31, 2015, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2015 and December 31, 2014; (ii) Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013; (iii) Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2015, 2014 and 2013; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013; and (vi) Notes to Consolidated Financial Statements. *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2016	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1
Second Supplemental Indenture dated December 15, 2016 governing the Company’s 6.875% senior notes due 2023, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

4.2
First Supplemental Indenture dated December 15, 2016 governing the Company’s 6.375% senior notes due 2026, by and among the Company, the guarantors named therein and Wilmington Trust, National Association, as trustee.

23.1	Consent of Deloitte & Touche LLP

99.1
Part II. Item 6, "Selected Financial Data", Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations", Item 7A, "Quantitative and Qualitative Disclosures About Market Risk" and Item 8 "Financial Statements and Supplementary Data" for the year ended December 31, 2015, and Part IV. Item 15, “Exhibits, Financial Statement Schedules,” except the exhibit index included in sub-Item (a)(3) of Item 15 other than as noted.

101
The following materials from Boyd Gaming Corporation's Annual Report on Form 10-K for the year ended December 31, 2015, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2015 and December 31, 2014; (ii) Consolidated Statements of Operations for the years ended December 31, 2015, 2014 and 2013; (iii) Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2015, 2014 and 2013; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013; and (vi) Notes to Consolidated Financial Statements. *

*
Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.